Exhibit 10.17

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is entered into as of May 6, 2019 (the “Effective Date”), by and between New Enterprise Associates 16, L.P. (the “Investor”), and Trevi Therapeutics, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company is proposing to issue and sell to the Investor (the “Offering”) $15,000,000 of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in connection with the Company’s initial public offering of Common Stock (“IPO”), pursuant to the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the closing of the Offering shall take place concurrently with the closing of the IPO and at a price per share equal to the initial public offering price per share that the Common Stock is sold to the public in the IPO, provided, however, that such initial public offering price per share shall not exceed $10.00 per share (the “IPO Price” and such time, the “IPO Closing Time”), as set forth on the cover of the final prospectus filed with the Securities and Exchange Commission (the “SEC”);

WHEREAS, the Shares are being offered to the Investor pursuant to a private placement exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, in order to effect the IPO, the Company shall enter into an Underwriting Agreement (the “Underwriting Agreement”) with SVB Leerink LLC, Stifel, Nicolaus & Company, Incorporated and BMO Capital Markets Corp., as representative of the several underwriters named therein (acting in such capacity, collectively, the “Underwriters”), substantially in the form attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

1. Sale of Shares.

(a)     Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Company, $15,000,000 of the Company’s Common Stock (the “Investment Amount”) at the IPO Price. The number of shares of Common Stock to be sold by the Company and purchased by the Investor hereunder (the “Shares”) shall equal the number of shares determined by dividing the Investment Amount by the IPO Price (rounded down to the nearest whole share). The total purchase price to be paid by the Investor for the Shares is equal to (i) the number of Shares multiplied by (ii) the IPO Price (the “Purchase Price”).

(b)     Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, or at such other place as shall be agreed upon by the parties hereto, after the satisfaction or waiver of each of the conditions set forth in Section 4 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) concurrently with the IPO Closing Time. At the Closing, (i) the Company shall cause the Company’s transfer agent to deliver the Shares to the Investor registered in the name of the Investor, and (ii) the Purchase Price for the Shares shall be delivered by or on behalf of the Investor to the Company.

(c)     Payment of Purchase Price. Payment by the Investor of the Purchase Price to the Company shall be made at the Closing by wire transfer of immediately available funds equal to the aggregate purchase price for the Shares to an account specified in writing by the Company.

Payment of the Purchase Price for the Shares shall be made against delivery to the Investor of the Shares, which Shares shall be uncertificated and shall be registered in the name of the Investor on the books of the Company by the Company’s transfer agent.

2. Representations and Warranties.

2.1 Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

(a)     The representations and warranties of the Company set forth in the Underwriting Agreement are true and correct on and as of the date hereof, with the same effect as if made herein on the date hereof (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct as of such particular date) (after giving effect to any materiality or other qualifiers contained therein);

(b)     The Company has the full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(c)     This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, the Shares will be duly authorized, validly issued and fully-paid and nonassessable;

(d)     The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the issuance, sale and delivery of the Shares, the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder does not and will not contravene any provision of applicable law, or the certificate of incorporation or by laws or other organizational documents of the Company, or any agreement or other instrument binding upon the Company or the Shares or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except, in each case, where any such contravention or where the failure to obtain any such consent, approval, authorization or order would not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated hereby;

(e)     To the knowledge of the Company, the Company has not taken any action which could reasonably be expected to cause the sale of the Shares to be sold by the Company to the Investor to fail to qualify as exempt from the registration requirements of the Securities Act; and

(f)     The Company is not disqualified from relying Rule 506 under the Securities Act with respect to the Offering by reason of the Company, any predecessor of the Company, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, general partner or managing member of the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, any promoter connected with the Company at the time of any sale of the Shares or any investment manager of the Company (if the Company is a pooled investment fund), as applicable, being subject to the disqualifications set forth in Rule 506(d) and (e) of the Securities Act in connection with the Offering, and the Company has exercised reasonable care, including, without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) or (e) of the Securities Act exists as of the date hereof with respect to the Offering.

2.2 Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

(a)     (i) It is an institutional “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; (ii) it has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management; (iv) all documents, records, and information pertaining to its investment in the Common Stock and the Company that have been requested by it, if any, have been made available or delivered to it prior to the date hereof; (v) its financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and can bear the loss of the entire investment in such Shares; (vi) it is not purchasing the Shares as the result of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or as a result of the Investor’s review of public filings by the Company; (vii) it has independently evaluated the merits of its decision to purchase securities of the Company; (viii) it has not relied on the advice of, or any representations by, any of SVB Leerink LLC, Stifel, Nicolaus & Company, Incorporated, BMO Capital Markets Corp. or Needham & Company, LLC (acting in their capacity as placement agents for the Offering, collectively, the “Placement Agents”), or any of their affiliates or any representative of the Placement Agents or their affiliates in making such decision, and (ix) none of the Placement Agents nor any of their representatives has any responsibility with respect to the completeness or accuracy of any information or materials furnished to the Investor in connection with the transactions contemplated hereby;

(b)     The Investor understands that this Agreement is made in reliance upon the Investor’s express representations, which it hereby represents and warrants to the Company, that (i) the Shares being purchased by the Investor are being acquired for the Investor’s own account (and not on behalf of any other person or entity) for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares or any portion thereof, (ii) the Investor was not organized for the specific purpose of acquiring the Shares and (iii) the Shares will not be sold by the Investor without registration under the Securities Act or applicable state securities laws, or an exemption therefrom;

(c)     The Investor further understands that the Shares being purchased by the Investor hereunder have not been registered under the Securities Act or any state securities laws and are instead being offered and sold in reliance on an exemption from such registration requirements. The Investor represents and warrants to the Company that, to the Investor’s knowledge, the Investor has not taken any action which could reasonably be expected to cause the sale of the Shares to be sold by the Company to the Investor to fail to qualify as exempt from the registration requirements of the Securities Act. The Investor further understands that until such time as the Shares shall have been registered under the Securities Act and applicable state securities laws or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company’s transfer agent and any certificate or certificates representing such securities shall bear a restrictive legend stating that such securities have not been registered under the Securities Act and applicable state securities laws and referring to restrictions on the transferability and sale thereof.

(d)     The Investor further understands that its representations and warranties hereunder will not preclude disposition of the Shares without registration thereof, in compliance with Rule 144 promulgated under the Securities Act (“Rule 144”). The Investor understands and acknowledges, however, that there may not be available when the Investor wishes to sell the Shares, or any portion thereof, the adequate current public information with respect to the Company which would permit offers or sales of such securities pursuant to Rule 144, and, therefore, compliance with the Securities Act or some other exemption from the registration and prospectus delivery requirements of the Securities Act may be required for any such offer or sale; and

(e)    (i) The Investor is validly existing as a limited partnership in good standing under the laws of the State of Delaware; (ii) the Investor has all requisite power and authority to execute and deliver this Agreement; and (iii) this Agreement constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

4. Conditions to the Closing.    The obligations of the Company and the Investor hereunder are subject to the satisfaction of the conditions set forth below on or before the Closing. If for any reason any of the conditions set forth in this Section 4 are not satisfied or waived by each party entitled to the benefit of such conditions at or prior to the Closing, then each party by written notice given to the other parties hereto shall have the right to elect to terminate this Agreement and each party shall be released from their obligations hereunder and shall have no further liability hereunder, provided, however, that nothing contained in this Section 4 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of this Agreement prior to such termination.

(a)    Conditions to the Investor’s Obligations. The Investor’s obligations to purchase the Shares at the Closing are subject to the satisfaction of the following conditions:

(i) delivery of an opinion of counsel to the Company, dated the date of the Closing, substantially in the form attached hereto as Exhibit B;

(ii) the representations and warranties of the Company contained in Section 2.1 shall be true and accurate on and as of the Closing with the same force and effect as if they had been made at the Closing (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct as of such particular date) (after giving effect to any materiality or other qualifiers contained therein); and

(iii) the Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Initial Securities (as defined in the Underwriting Agreement) at the IPO Price (less any applicable underwriting discounts or commissions).

(b)    Conditions to the Company’s Obligations. The Company’s obligations to sell the Shares at the Closing are subject to the satisfaction of the following conditions:

(i) the Investor shall have paid the Purchase Price to the Company by wire transfer of immediately available funds as specified in Section 1(c) of this Agreement;

(ii) the representations and warranties of the Investor contained in Section 2.2 shall be true and accurate on and as of the Closing with the same force and effect as if they had been made at the Closing; and

(iii) the Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Initial Securities (as defined in the Underwriting Agreement) at the IPO Price (less any underwriting discounts or commissions).

5. Registration Rights.

(a)    Defined Terms. As used in this Section 5, the following terms shall have the following meanings:

(i) “Prospectus” means (x) the prospectus included in any Registration Statement contemplated by this Section 5, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (y) any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

(ii) “Registrable Securities” means (x) the Shares, and (y) any shares of Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) are met, (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

(iii) “Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Section 5, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

(b)     Demand Registration.

(i) At any time after the date that is 180 days after the Closing, the Investor may request registration under the Securities Act of all of its Registrable Securities then held on a Form S-1 or Form S-3 registration statement (or any successor to each such form) (or, if Form S-1 or Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities pursuant to this subsection (b)(i)) (each a “Demand Registration”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities required to be registered. Upon receipt of a Demand Registration request, the Company shall cause a Registration Statement to be filed within forty-five (45) days after the date on which such request was received by the Company. The Company shall not be required to effect a Demand Registration (A) more than two (2) times for the Investor; provided, however, that a Registration Statement shall not count as a Demand Registration requested under this subsection (b)(i)(A) unless and until it has become effective, or (B) if the Company furnishes to the Investor a certificate signed by an authorized officer of the Company stating that (a) within sixty (60) days of receipt of the Demand Registration request under this subsection (b)(i), the Company expects to file a registration statement for the public offering of securities for the account of the Company (other than a registration of securities (x) issuable pursuant to an employee stock option, stock purchase or similar plan, (y) issuable pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or (z) in which the only securities being registered are securities issuable upon conversion of debt securities which are also being registered), provided, that the Company is actively employing good faith efforts to cause such registration statement to become effective, or (b) the Company is engaged in a material transaction or has an undisclosed material corporate development, in either case, which would be required to be disclosed in the Registration Statement, and in the good faith judgment of the Company’s Board of Directors, such disclosure would be materially detrimental to the Company and its stockholders at such time (in which case, the Company shall disclose the matter as promptly as reasonably practicable and thereafter file the Registration Statement, and the Investor agrees not to disclose any information about such material transaction to third parties until such disclosure has occurred or such information has entered the public domain other than through breach of this provision by the Investor), provided, however, that the Company shall have the right to defer the filing of the Registration Statement pursuant to this subsection twice in any twelve (12) month period and any such deferral may not exceed a period of more than sixty (60) days in the aggregate during such twelve-month period.

(ii) If the Investor requests a Demand Registration and elects to distribute the Registrable Securities covered by its request in an underwritten offering, the Investor shall so advise the Company as a part of its request made pursuant to subsection (b)(i). The Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, however, that such selection shall be subject to the consent of the Investor, which consent shall not be unreasonably withheld, delayed or conditioned.

(c)     Requirements of the Company.

(i)    In connection with the filing by the Company of any Registration Statement, the Company shall furnish to the Investor (x) a copy of the Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and (y) such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

(ii)    The Company shall use its reasonable best efforts to cause each Registration Statement contemplated by this Section 5 to be declared effective or become effective as soon as practicable following the filing thereof with the SEC. The Company shall notify the Investor in writing after any Registration Statement is declared effective.

(iii)    In the event of any stock split, stock dividend or transaction with respect to the Registrable Securities that increases the number of Registrable Securities, if a then-effective Registration Statement does not cover the resale of such additional number of Registrable Securities, the Company shall amend or supplement any Registration Statement to cover such additional number of Registrable Securities.

(iv)    The Company shall use its best efforts to register or qualify the Registrable Securities covered by any Registration Statement under the securities laws of each state of the United States; provided, however, that the Company shall not be required in connection with this subsection (c)(iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

(v)    If the Company has delivered preliminary or final Prospectuses to the Investor and, after having done so, the Prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Investor and, if requested by the Company, the Investor shall immediately cease making offers or sales of shares under the applicable Registration Statement and return all Prospectuses to the Company. The Company shall promptly provide the Investor with revised or supplemented Prospectuses and, following receipt of the revised or supplemented Prospectuses, the Investor shall be free to resume making offers and sales under the applicable Registration Statement.

(vi)    The Company shall advise the Investor promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of any Registration Statement or of the initiation or threat of any proceeding for that purpose, and it will promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(d)    Requirements of the Investor. The Company shall not be required to include any Registrable Securities in any Registration Statement contemplated by this Section 5 unless the Investor furnishes to the Company, in writing, such information regarding the Investor and the proposed sale of the Registrable Securities by the Investor as the Company may reasonably request in writing in connection with such Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities.

(e)    Suspension. The Company may suspend the use of any Registration Statement or Prospectus (a “Suspension”) by the Investor if the Company determines in good faith that such Suspension is necessary to (x) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time, in the good faith opinion of the Company’s Board of Directors, would be materially detrimental to the Company or its stockholders for a registration to be effected at such time; (y) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein; or (z) amend or supplement the affected Registration Statement or Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case of clauses (x) through (z), that the Company shall (a) promptly notify the Investor in writing of such Suspension and the reasons therefor, but shall not disclose to the Investor any material non-public information giving rise to a Suspension under clause (x); (b) advise the Investor in writing to cease all sales under the Registration Statement or Prospectus until the end of the Suspension; and (c) use its reasonable best efforts to terminate such Suspension as promptly as practicable. The Company may not exercise its rights pursuant to this subsection (e) for more than ninety (90) days in the aggregate in any twelve (12) month period.

(f)     Expenses. Except as set forth below, the Company will pay all of the expenses incurred by the Company in connection with complying with this Section 5 (whether or not any Registration Statement or Prospectus becomes final or effective), including, without limitation: all registration, filing and printing fees, the Company’s counsel and accounting fees and expenses, costs and expenses associated with clearing the Registrable Securities for sale under applicable state securities laws (including, without limitation, fees, charges and disbursements of counsel in connection with such clearance), all listing fees and all expenses incurred by the Company (but not the Investor) in connection with any “road show”. The Company shall not be required to pay or reimburse the Investor for any fees or expenses of the Investor incurred in connection with the registration of any Registrable Securities in accordance with this Section 5 or underwriting discounts or commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(g)    Indemnification.

(i) The Company agrees to indemnify and hold harmless the Investor, each underwriter, and each other person, if any, who controls the Investor or any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any losses, claims, damages or liabilities to which the Investor, such underwriter or controlling person may become subject (under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in any registration statement covering the Shares or in any preliminary prospectus or final prospectus contained in such registration statement, or any amendment or supplement to such registration statement, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Investor for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such registration statement, preliminary prospectus or prospectus, or any amendment or supplement in reliance upon and in conformity with written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for use in the preparation thereof or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(ii) The Investor agrees to indemnify and hold harmless the Company, each underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, from and against any losses, claims, damages or liabilities to which the Company or any such underwriter, officer, director or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in any registration statement covering the Shares or in any preliminary prospectus, final prospectus contained in such registration statement, or any amendment or supplement to such registration statement or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such untrue statement or omission was made in reliance upon and in conformity with written information relating to the Investor furnished by or on behalf of the Investor specifically for use in preparation of the registration statement, prospectus, amendment or supplement and the Investor will reimburse the Company, or such underwriter, officer, director or controlling person, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Investor’s obligation to indemnify the Company shall be limited to the net amount actually received by the Investor from the sale of the Shares.

(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5(g), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 5(g) (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv) If the indemnification provided for in this Section 5(g) is unavailable to or insufficient to hold harmless an indemnified party under subsections (g)(i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other selling stockholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor or other selling stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (g)(iv) were determined by pro rata allocation (even if the Investor and other selling stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g)(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g)(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g)(iv), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(h)    Survival. The rights and obligation of the Company and the Investor under this Section 5 shall survive the termination of this Agreement

(i)    Termination. All of the Company’s obligations to register the Shares under this Agreement shall terminate on the earlier of (a) the three-year anniversary of the date of this Agreement or (b) the date on which all of the Shares have been sold by the Investor.

6. Required Disclosure. The Company (a) shall include the description contained on Exhibit C (the “Required Waiver Disclosure”) in any transaction documents or offering materials provided to the Investor in connection with the Offering, and (b) shall cause such Required Waiver Disclosure to be provided to the Investor a reasonable time prior to the date any securities are sold to the Investor, and all otherwise in compliance with Rule 506(d) of the Securities Act.

7. Reliance by the Placement Agents. The parties agree and acknowledge that the Placement Agents may rely on (a) the representations, warranties, agreements and covenants of the Company contained in this Agreement and (b) the representations and warranties of the Investor contained in this Agreement, in each case as if such representations, warranties, agreements and covenants, as applicable, were made directly to the Placement Agents. The parties further agree and acknowledge that the Company will, if requested by the Placement

Agents, cause counsel to the Company to deliver to the Placement Agents a letter, in form and substance reasonably satisfactory to the Placement Agents, stating that the Placement Agents may rely on the legal opinion to be delivered pursuant to Section 4(a)(i) of this Agreement.

8. Exculpation of Placement Agents. Each party agrees, for the express benefit of the Placement Agents, their affiliates and their respective representatives, that:

(a)     None of the Placement Agents, any of their affiliates or any of their respective representatives (i) has any duties or obligations other than those specifically set forth herein or in the Engagement Letter by and among the Company and the Placement Agents, to be entered into on or about May 6, 2019 (as amended from time to time, the “Engagement Letter”); (ii) makes any representation or warranty pursuant to this Agreement or in connection with any of the transactions contemplated hereby; or (iii) shall be liable for (x) any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion, rights or powers conferred upon it by this Agreement or (y) anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.

(b)     None of the Placement Agents, any of their affiliates or any of their respective representatives shall be responsible for, or have any duty to ascertain or inquire into, (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents, validity, accuracy, value or genuineness of any certificate, report or other document delivered by or on behalf of the Company, the Investor or any other party pursuant to this Agreement or in connection with any of the transactions contemplated hereby, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in this Agreement, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, or (v) the satisfaction of any condition set forth in Section 4 of this Agreement.

(c)     The Placement Agents, their affiliates and their respective representatives shall be entitled to (i) rely on, and shall not incur any liability for acting reasonably upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, (ii) consult with legal counsel and other experts, and shall not be liable for any lawful action taken or not taken in accordance with the advice of any such counsel or experts, and (iii) be indemnified by the Company for acting as Placement Agents hereunder pursuant to the indemnification provisions set forth in the Engagement Letter.

(d)     Nothing contained in this Section 8 or elsewhere in this Agreement shall affect the obligations and liability of any of the Placement Agents, any of their affiliates or any of their respective representatives pursuant to the Underwriting Agreement or otherwise under applicable law or regulation in connection therewith.

9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10. Notices. Notices given hereunder shall be deemed to have been duly given, only if given in writing, and on (i) the date of personal delivery, (ii) on the date one day after being delivered to a reputable overnight courier with proper delivery instructions, or (iii) if delivered by email, upon electronic confirmation of receipt to the party being notified as addressed as follows: (a) if to the Investor, to: New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093, Attention: Louis Citron (lcitron@nea.com), with a copy (which shall not constitute notice) to: Morrison & Foerster LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Ori Solomon (ori@mofo.com), (b) if to the Company, to: Trevi Therapeutics, Inc. 195 Church Street, 14th Floor, New Haven, Connecticut 06510, attention of Jennifer L. Good (Jennifer.Good@trevitherapeutics.com), with a copy (which shall not constitute notice) to: Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Stuart M. Falber (stuart.falber@wilmerhale.com).

11. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto or, in the case of a waiver, by the party waiving compliance. No waiver shall be deemed a waiver of any subsequent breach or default.

12. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to conflict of laws principles which would result in the application of the law of any other jurisdiction.

13. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

14. Assignment. This Agreement may not be assigned by the Company or the Investor without the prior written consent of the other parties hereto.

15. Captions. Captions are for convenience only and are not deemed to be part of this Agreement. All references herein to numbered Sections are to Sections of this Agreement unless otherwise indicated.

16. Survival. The representations and warranties contained herein shall survive the Closing.

17. Counterparts. This Agreement may be executed by pdf and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

19. Termination. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) either the Company, on the one hand, or the Underwriters, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the IPO, (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Common Stock to the Underwriters, (c) the initial public offering price per share that the Common Stock is sold to the public in the IPO exceeds $10.00 per share, (d) the registration statement filed with the SEC with respect to the IPO is withdrawn, (e) the Underwriting Agreement has not become effective by 6:00 p.m. New York time on May 20, 2019, or (f) the written consent of each of the Company and the Investor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

TREVI THERAPEUTICS, INC.

By:	/s/ Jennifer L. Good
Name:	Jennifer L. Good
Title:	President and Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 16, L.P. By: NEA Partners 16, L.P., its general partner By: NEA 16 GP, LLC, it general partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

EXHIBIT A

Form of Underwriting Agreement

EXHIBIT B

Form of WilmerHale Opinion

EXHIBIT C

Required Waiver Disclosure